Shareholders meeting
4/29/04

IONATRON

Laser-Guided - Directed Energy Weapons, Delivering High or Low Voltage Electrical Discharges for Various Effects on Target

Ionatron's Laser Guided Man-Made Lightning

(simulation)


Non-lethal or lethal
stunning or disabling
delivery of electric current
Green laser beam target
designator, fire lightning
bolts after target is sighted

High Performance HMMWV w/LIPC

(simulation)







Patrol Boat w/LIPC UNIT (simulation)


Laser guided
man-made lightning
fired at target
P91
U.S. BORDER PATROL



Platform Concepts

- Ionatron system can be utilized as follows
  - Installed in a vehicle such as a Van, Suburban, or HMMWV
  - Coast Guard patrol boats / Naval Ships
  - Installed in a small container for ATFP point defense / area denial
  - Deployed on RPVs (remotely piloted ground vehicles), UAVs (unmanned aerial vehicles), or Aircraft
  - Building infrastructure protection via portal or entrance / exit door installation
- Man Portable device in the design stage



Operational Benefits Will Change How We Counter Terrorism & Conduct Warfare

- Protect areas without requiring lethal force
- Lethal force available at the flip of a switch
- Precise laser targeting
- If required, multiple shots per second
- Tazer ® technology accepted by the public
- *Magazine supply limited only by electric power source availability*
  - *Source of power: AC or DC via automobile alternator / generator or batteries*

Anti-Terrorist Applications

– stop suspected terrorist watercraft before approach to shoreline target, docked or moored vessel

– Coast Guard & DEA usage to stop potential terrorist, drug dealers / smugglers high speed watercraft for inspection

– Shut down land vehicles involved in suspected illegal high speed ingress / egress events

– Area protection for high value targets; Missile Sites, Nuclear Plants, Chemical / Industrial Factories



Potential Future Commercial Applications

- High Value non-lethal commercial security
  - Airports
  - Embassies
  - Banks



Ionatron Formation

- Ionatron is a public company located in Tucson, AZ
- Prior to Government funding, the conception, patent work, technical development and funding was all performed by the Ionatron principals. Intellectual property and patents when filed and issued remain the property of Ionatron
- Corporate mission is to be a new type of Defense company capable of developing and productizing this new technology in a timely cost effective manner



Ionatron Managements Past Successes

- Have created many 1,000s of new high tech jobs
- Co-invented Wang Computer with Dr. An Wang
- Invented DOT Matrix printer & Centronics Interface
- JV with CANON LTD to develop Laser Printer
- Commercialized fiber / high power diode lasers and reduced price from $4,000 per unit to $165, in less than 2 years
- Completed a high power semiconductor laser factory from inception to product deliveries in less than 8 months
- Prior success of numerous high tech development companies
- Experienced in advanced research & Military operations
- 50 years of management experience in development of new technologies and low cost / high volume manufacturing



LIPC Why Now?

- The Terrorist threat and urban warfare forces the United States into non-conventional situations which requires new non-lethal / lethal innovative weapon systems
- The Physics of *Filamentation, the key to LIPC technology,* discovered and understood only recently
- Femto-second (FS) lasers only became available in the past couple of years

Ionatron Technology Demos



Non-Lethal laser guided man-made lightning discharge



Same as above with multiple separate discharges in parallel



Example of filaments with single laser pulse at extended range

"Laser-Guided Man-Made Lightning"



Lethal Precision munition using man-made lightning as the warhead,

Demonstrated at Ionatron Indoor Test Range

Vehicle Disabling Demonstration


(a)
(b)

During this high-voltage discharge, vehicle disabling demonstration, the photo on the right (b) shows what happens to the electrical discharge when we stop the laser guided man-made lightning close to the target. The discharge finds the target.

Ionatron R & D / Prototype Facility


3590

Move to Mississippi

- Expect to be fully transitioned to Mississippi Stennis Space Complex by end of the year
- Provides secure facility
- Easy access for the movement of customers products for delivery and customer platforms for integration
- Large existing facility in place with room for growth
- Large on-site base of technical resources accessible through the NASA Stennis resource pool sharing arrangement
- Overwhelming Federal, State and Local support

Mississippi Governor Haley Barbour talks about Ionatron

"I am pleased about Ionatron's interest in moving to Mississippi," stated Governor Haley Barbour. "Mississippi has much to offer to a growing company like Ionatron, and we are excited about the prospect of having this high-tech company move to our state"


JOHN C STENNIS SPACE CENTER

NASA Headquarters, Stennis Space Center, Mississippi

Stennis Space Center Main Facility, Southern Mississippi



IONATRON

Stennis Center Canal System to the Gulf



Example of Expansion Capabilities at Stennis


Stennis Main Campus
Off Main Campus
expansion example

Shuttle Main Engine Facility at Stennis



Ionatron's Planned New Site at Stennis, Building 9101


Building 9101



LIPC Technology & Pending utilization of the Stennis Facility

- Beyond manufacturing, the US Government will require a LIPC system integration and training facility, the Stennis complex offers that capability
- The Stennis facility has proven in the past it's unique capabilities for large scale manufacturing, integration and unique testing / firing range available
- Space launch vehicles & lunar Landing facility test range

Ionatron Business Overview

- Year End 2003 Results
  - Revenue $383,273
  - Net Loss $3,242,109
- Q1 2004 (unaudited, preliminary and subject to adjustment)
  - Revenue $272,442
  - Cost of revenue $255,024
  - Gross Profit $17,418
- Expenses
  - G&A $542,085
  - Selling & marketing $112,506
  - R&D $180,765
- Q1 2004
  - Cash & Equivalents $8,360,475
  - Receivables $1,737,512
  - Payables $675,097
  - Note due to Shareholder $2,800,000
- Employees 22
  - Estimated by year end 90
- Paid Consultants 25
- Vendors 132



Ionatron Summary

- Ionatron LIPC laser-guided man-made lightning technology is novel & transformational
- LIPC technology lends itself to many platforms, both existing and in development
- Ionatron is deemed by some Senior US Government personnel as being the leader in understanding and applying filamenting technology to laser guided electrical discharges
- Some Senior Government officials visualize Ionatron LIPC technology the “gun” of the 21st Century



The Next Generation


I
I
I

I = actual Ionatron discharge.



Safe Harbor Statement

- The information contained in this presentation includes forward looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. The forward looking statements generally can be identified by phrases such as, Ionatron "believes," "expects," "anticipates," "foresees," "forecasts," "estimates," or other words or phrases of similar import. Similarly, such statements in this document that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward looking statements. All such forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward looking statements.

- We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:
  - US Government, DOD & DHS acceptance of Ionatron technology and the US Government's ability to fund the continued development and deployment of Ionatron LIPC systems
  - Ionatron's ability to develop, manufacture and market innovative LIPC based weapon systems in a rapidly changing world political climate and rapidly changing technological environment
  - Ionatron's ability to recruit and retain skilled personnel
  - Ionatron's ability to maintain and enforce a strong intellectual property portfolio
  - The timely establishment of the required manufacturing facilities and equipment
  - Ionatron will also encounter the other hurdles often associated with any new technology start up company



Ionatron Inc

- For Additional Information Please Contact

Ionatron Inc

3590 East Columbia
Tucson, AZ 85714
520-628-7415

145 E. 57th Street, 4th Floor
New York, NY 10022
212-371-4380

Thomas C. Dearmin
President & CEO

Robert Howard
Chairman